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                                                                  EXHIBIT 23.1


                    CONSENT OF KPMG LLP, INDEPENDENT AUDITORS


The Board of Directors
The Smith & Wollensky Restaurant Group, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                                      /s/ KPMG LLP

New York, New York
October 10, 2002